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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


          Date of Report (Date of earliest event reported):  7/3/96

                         THE COLONIAL BANCGROUP, INC
            (Exact name of registrant as specified in its charter)



        Delaware                    1-13508                  63-0661573
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)




        One Commerce Street, Montgomery, Alabama                36104
         (Address of Principal Executive Office)              (Zip Code)



         Registrant's telephone number, including area code:  334-240-5000







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ITEM 5.  OTHER EVENTS

BancGroup completed business combinations with Commercial Bancorp of Georgia, Inc. (CB) and Southern Banking Corporation (SBC), on July 3, 1996. The combinations were accounted for as a poolings of interests. Accordingly, the accompanying consolidated selected financial data, management's discussion and analysis and consolidated financial statements as of December 31, 1995, 1994, and 1993 and for each of the three years in the period ended December 31, 1995 have been restated to give retroactive effect to the combination with CB and SBC and include the combined operations of BancGroup, CB and SBC for all periods presented.



Exhibit No.               Description
- -----------               -----------

Exhibit 23                Consent of Coopers & Lybrand L.L.P.



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                                  SIGNATURES


    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           The Colonial BancGroup, Inc.


                                           By: /s/ W. Flake Oakley, IV
                                               -------------------------------
                                               W. Flake Oakley, IV
                                               Its Chief Financial Officer

                                           On:  September 27, 1996
















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


                  COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
                    INDEX TO RESTATED FINANCIAL STATEMENTS



                                                            Page Number*
Amended Financial Statements:
Selected Financial Data
Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations
Report of Independent Accountants
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Supplemental Information: (Restatement)
Selected Financial Data
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations
Report of Independent Accountants
Supplemental Consolidated Financial Statements
Notes to Supplemental Consolidated Financial Statements

* Pagination is consistent with BancGroup's 1995 Annual Report to Shareholders (page numbers 1 through 15 are not utilized in this filing).